UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003

INTERNAP NETWORK SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27265 (Commission file number)	91-2145721 (I.R.S. Employer Identification Number)

250 Williams Street, Atlanta, GA 30303

(Address of principal executive offices, including zip code)

(404) 302-9700

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release dated October 28, 2003

Item 12.    Results of Operations and Financial Condition

On October 28, 2003, Internap announced its financial results for the third quarter ended September 30, 2003 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Internap Network Services Corporation (Registrant)

Date: October 28, 2003	By:	/s/ WALTER G. DESOCIO
Walter G. DeSocio Vice President—Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 28, 2003